[LOGO] Merrill Lynch Investment Managers

Annual Report

September 30, 2001

MuniInsured
Fund, Inc.

www.mlim.ml.com

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the year ended September 30, 2001, MuniInsured Fund, Inc. earned $0.460 per share income dividends, which included earned and unpaid dividends of $0.038. This represents a net annualized yield of 4.71%, based on a month-end net asset value of $9.76 per share. During the same period, the Fund's total investment return was +10.74%, based on a change in per share net asset value from $9.29 to $9.76, and assuming reinvestment of $0.460 per share income dividends.

During the six-month period ended September 30, 2001, the Fund's total investment return was +3.55%, based on a change in per share net asset value from $9.47 to $9.76, and assuming reinvestment of $0.229 per share income dividends.

The Municipal Market Environment

Throughout most of the six-month period ended September 30, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 150 basis points (1.50%) from April to August. These actions were largely taken to boost both economic activity and consumer confidence. By early September there were a number of indications, albeit few, pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and the Pentagon terrorist attacks, all such indications effectively vanished. After an anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product at present is widely expected to be negative for the remainder of the year. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year that the Federal Reserve Board eased monetary conditions. Despite the recent tragedies, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly restored fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals, on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level both before the September attacks and at the beginning of the period.

The municipal bond market displayed a very similar pattern during the six months ended September 30, 2001. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. While the municipal bond market was able to reorganize operations quickly, many investors sought temporary refuge in the security of US Treasury issues. Municipal bond yields were unable to improve for the remainder of the period. At the end of September, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields were 5.41%, essentially unchanged during the period.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most

MuniInsured Fund, Inc.                                        September 30, 2001

importantly, short-term municipal interest rates continued to move lower in response to the Federal Reserve Board's actions. Seasonal tax pressures in March and April 2001 kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to 2%-2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. During the past six months, almost $135 billion in long-term tax-exempt bonds were issued, an increase of nearly 35% compared to the same period a year ago. During the three-month period ended September 2001, tax-exempt bond issuance remained sizable with more than $60 billion in long-term municipal bonds underwritten, an increase of more than 25% compared to the same three-month period a year ago.

Interest rates are likely to remain near current levels, or perhaps even slightly lower, as we expect US economic conditions to remain very weak. However, going forward, business activity may accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional aid packages being considered. A significant military response to these attacks also is likely to require sizable increases in Defense Department spending. Eventually this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth late in 2002.

However, as inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue in the months to come, any potential increases in municipal bond yields also can be expected to be minimal.

While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of interest rate declines has already occurred. The combination of recent Federal Reserve Board activity, lower Federal tax rates and individual Federal tax rebates should eventually begin to restore US economic activity. Consequently, we maintained the Fund's neutral position that we adopted in mid-2001. While this position prevented the Fund from taking advantage of potential short-term trading opportunities, it allowed the Fund to avoid widely fluctuating asset valuations associated with market volatility. It is likely that we will maintain the Fund's present neutral position for the remainder of 2001, as no significant economic recovery is expected until 2002. However, should economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we will return to a more aggressive position, expecting the decline in long-term interest rates to resume.

Portfolio Strategy

During the six-month period ended September 30, 2001, our investment strategy was to seek to enhance the level of tax-exempt income and moderate price volatility. Therefore, we focused our strategy on the acquisition of higher-coupon securities in the 12 year-20 year maturity range and the sale of long-duration issues. As a result of the municipal bond market's steep yield curve, these longer intermediate issues represented more than 90% of the yield available in the entire yield curve. We continued to emphasize high credit-quality holdings with nearly 97% of the Fund's holdings rated AAA or AA by at least one of the major rating agencies.

Looking forward, we expect to continue to focus on the purchase of higher-coupon securities in the 2016-2021 maturity range as they offer the best risk/reward given the present uncertainty regarding the direction of long-term interest rates. We will keep the Fund fully invested in an effort to enhance

MuniInsured Fund, Inc.                                        September 30, 2001

shareholder income. If either the US economy or equity markets display additional weakness, we are prepared to adopt a more aggressive investment stance.

In Conclusion

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

November 1, 2001

                       A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

      A Perspective from Bob Doll, President & Chief Investment Officer of
                    Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

MuniInsured Fund, Inc.                                        September 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P     Moody's    Face
State               Ratings   Ratings   Amount                                  Issue                                          Value
====================================================================================================================================
Alaska--2.3%          AAA       Aaa     $1,150       Alaska, Energy Authority, Power Revenue Refunding Bonds
                                                     (Bradley Lake), 4th Series, 6% due 7/01/2020 (i)                         $1,309
                      NR*       Aaa        495       Alaska State Housing Finance Corporation, Revenue Refunding
                                                     Bonds, RITR, Series 2, 9.17% due 12/01/2024 (b)(f)(g)(h)                    517
====================================================================================================================================
California--8.7%      AAA       Aaa      1,405       California Educational Facilities Authority Revenue Bonds
                                                     (Loyola Marymount University), 5.90% due 10/01/2006 (b)(j)                1,624
                      AAA       Aaa      1,500       California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)(g)          1,578
                      NR*       Aaa      1,000       Los Angeles, California, Harbor Department Revenue Bonds,
                                                     RITR, AMT, Series RI-7, 10.045% due 11/01/2026 (b)(f)                     1,190
                      AAA       Aaa      1,100       Los Angeles, California, Wastewater System Revenue Refunding
                                                     Bonds, Series D, 6% due 11/01/2014 (d)                                    1,192
                      AAA       Aaa        145       Port Oakland, California, Revenue Bonds, AMT, Series K,
                                                     5.75% due 11/01/2021 (d)                                                    155
                      NR*       Aaa      1,000       Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                                     Class R, Series K, 8.955% due 11/01/2021 (d)(f)                           1,137
====================================================================================================================================
Colorado--3.6%        AA        Aa2      1,500       Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                     Series D-2, 6.90% due 4/01/2029                                           1,720
                      AA        Aa2      1,000       Colorado Housing and Finance Authority Revenue Bonds,
                                                     Senior Series E-3, 6.60% due 8/01/2017                                    1,121
====================================================================================================================================
Connecticut--2.4%     AAA       Aaa      1,750       Bridgeport, Connecticut, GO, Refunding, Series A,
                                                     5.875% due 7/15/2019 (d)                                                  1,889
====================================================================================================================================
Hawaii--3.1%          AAA       Aaa      1,100       Hawaii State Highway Revenue Bonds, 5.50% due 7/01/2020 (i)               1,139
                      AAA       Aaa      1,240       Honolulu, Hawaii, City and County Board Water Supply, Water
                                                     System Revenue Refunding Bonds, 5.50% due 7/01/2015 (i)                   1,324
====================================================================================================================================
Illinois--13.2%       AAA       Aaa      2,000       Chicago, Illinois, GO, Project and Refunding, 5.25%
                                                     due 1/01/2028 (d)                                                         2,003
                      AAA       Aaa      1,500       Chicago, Illinois, Midway Airport Revenue Bonds, Series B,
                                                     5% due 1/01/2031 (i)                                                      1,433
                      AAA       Aaa      1,000       Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                                     Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)                    1,024
                      AA        Aa2      1,000       Illinois HDA, Homeowner Mortgage Revenue Bonds, Sub-Series D-1,
                                                     6.40% due 8/01/2017                                                       1,060
                                                     Illinois Health Facilities Authority, Revenue Refunding Bonds:
                      AAA       Aaa      3,000          (Ingalls Health System Project), 6.25% due 5/15/2024 (b)               3,214
                      A1        VMIG1@     300          (Resurrection Health Care), VRDN, Series A,
                                                        2.65% due 5/15/2029 (c)(i)                                               300
                      AAA       Aaa      1,000       Regional Transportation Authority, Illinois, Revenue Bonds,
                                                     Series C, 7.75% due 6/01/2020 (d)                                         1,346
====================================================================================================================================
Indiana--3.3%         AAA       Aaa      1,360       Hammond, Indiana, Multi-School Building Corporation, First
                                                     Mortgage, Revenue Refunding Bonds, 6.125% due 7/15/2019 (b)               1,462
                      AAA       NR*      1,000       Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                     Program), Series A, 6.75% due 2/01/2017                                   1,121
====================================================================================================================================

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITR    Residual Interest Trust Receipts
S/F     Single-Family
VRDN    Variable Rate Demand Notes

MuniInsured Fund, Inc.                                        September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P     Moody's    Face
State                 Ratings   Ratings   Amount                                Issue                                          Value
====================================================================================================================================
Kansas--3.3%            AAA       Aaa     $2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                   Company Project), 7% due 6/01/2031 (b)                                     $2,559
====================================================================================================================================
Louisiana--2.3%         AAA       Aaa      1,500   Louisiana Local Government, Environmental Facilities,
                                                   Community Development Authority Revenue Bonds (Capital
                                                   Projects and Equipment Acquisition), Series A,
                                                   6.30% due 7/01/2030 (a)                                                     1,772
====================================================================================================================================
Massachusetts--0.9%     AAA       Aaa        680   Massachusetts Education Loan Authority, Education Loan
                                                   Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)               719
====================================================================================================================================
Minnesota--3.9%         NR*       Aaa      2,760   Saint Cloud, Minnesota, Health Care Revenue Refunding
                                                   Bonds (Saint Cloud Hospital Obligation Group), Series A,
                                                   6.25% due 5/01/2020 (i)                                                     3,088
====================================================================================================================================
Missouri--1.4%          AAA       NR*        995   Missouri State Housing Development Commission, S/F Mortgage
                                                   Revenue Bonds (Homeowner Loan), AMT, Series C-1,
                                                   7.15% due 3/01/2032 (e)(h)                                                  1,131
====================================================================================================================================
Nevada--2.5%            AAA       Aaa      2,000   Clark County, Nevada, Airport Revenue Bonds, Sub-Lien, Series B,
                                                   5.125% due 7/01/2025 (d)                                                    1,961
====================================================================================================================================
New York--10.1%         AAA       Aaa      1,450   Metropolitan Transportation Authority, New York, Commuter
                                                   Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (d)                    1,579
                        AAA       Aaa      1,500   New York City, New York, City Municipal Water Finance Authority,
                                                   Water and Sewer System Revenue Bonds, RITR, Series FR-6,
                                                   9.095% due 6/15/2026 (b)(f)                                                 1,775
                        A1+       VMIG1@     500   New York City, New York, City Municipal Water Finance Authority,
                                                   Water and Sewer System, Revenue Refunding Bonds, VRDN,
                                                   Series G, 2.55% due 6/15/2024 (c)(d)                                          500
                        NR*       Aaa      1,000   New York City, New York, GO, RIB, Series 394,
                                                   9.52% due 8/01/2016 (b)(f)                                                  1,209
                        AAA       Aaa      1,295   New York City, New York, GO, Series A, 5.50% due 5/15/2026 (d)              1,346
                        NR*       Aaa      1,175   Port Authority of New York and New Jersey, Special Obligation
                                                   Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                                   Series 353, 9.99% due 12/01/2014 (b)(f)                                     1,562
====================================================================================================================================
Ohio--2.0%              NR*       Aaa      1,500   Franklin County, Ohio, Hospital Improvement Revenue Bonds
                                                   (Children's Hospital Project), 5.50% due 5/01/2028 (a)                      1,541
====================================================================================================================================
Oklahoma--1.5%          A1+       VMIG1@   1,200   Oklahoma State Industries Authority, Revenue Refunding Bonds
                                                   (Integris Baptist), VRDN, Series B, 2.60% due 8/15/2029 (b)(c)              1,200
====================================================================================================================================
South Carolina--3.3%    NR*       Aaa      2,400   South Carolina Housing Finance and Development Authority,
                                                   Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                                                   6.35% due 7/01/2019 (i)                                                     2,575
====================================================================================================================================
Texas--7.4%             AA        Aa3      2,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                   Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                   5.75% due 1/01/2032                                                         2,040
                        A1+       VMIG1@   1,600   Bell County, Texas, Health Facilities Development Corporation
                                                   Revenue Bonds (Scott & White Memorial Hospital), VRDN,
                                                   Series B-1, 2.60% due 8/15/2029 (b)(c)                                      1,600
                        AAA       Aaa      1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                   (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)                1,191
                        AAA       Aaa      1,000   Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                                   Series A, 6.75% due 7/01/2021 (d)                                           1,023
====================================================================================================================================
Utah--1.9%              AAA       Aaa      1,500   Salt Lake City, Utah, Municipal Building Authority, Lease
                                                   Revenue Bonds, 5.20% due 10/15/2020 (a)                                     1,507
====================================================================================================================================

MuniInsured Fund, Inc.                                        September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P     Moody's    Face
State                 Ratings   Ratings   Amount                                Issue                                        Value
===================================================================================================================================
Washington--19.2%       AAA       Aaa     $1,000   Clark County, Washington, Public Utility District Number 01,
                                                   Generating System Revenue Refunding Bonds,
                                                   5% due 1/01/2019 (i)                                                     $   989
                        AAA       Aaa      2,000   King County, Washington, Issaquah School District Number 411,
                                                   GO, Refunding, 5.50% due 12/01/2012 (i)                                    2,209
                        AAA       Aaa      1,000   Port Seattle, Washington, Revenue Bonds, Series A,
                                                   5.50% due 2/01/2026 (b)                                                    1,026
                        AAA       Aaa      1,720   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                                   5.75% due 11/01/2029 (b)                                                   1,818
                        AAA       Aaa      2,000   Seattle, Washington, Water System Revenue Bonds, Series B,
                                                   6% due 7/01/2029 (d)                                                       2,166
                        AAA       NR*        500   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                                   RIB, Series 512X, 8.91% due 1/01/2017 (f)(i)                                 571
                        AAA       Aaa      2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B,
                                                   6.375% due 12/01/2015 (d)                                                  2,536
                        AAA       Aaa      2,000   University of Washington, University Revenue Bonds (Student
                                                   Facilities Fee), 5.75% due 6/01/2025 (i)                                   2,112
                        NR*       Aaa      1,610   Washington State Housing Finance Commission Revenue Bonds
                                                   (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(h)                 1,714
===================================================================================================================================
West Virginia--2.1%     AAA       Aaa      1,500   Harrison County, West Virginia, County Commission for Solid
                                                   Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                                   Series C, 6.75% due 8/01/2024 (a)                                          1,664
===================================================================================================================================
Wisconsin--1.5%         AAA       Aaa      1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                                   Bonds, Series A, 6% due 7/01/2015 (b)                                      1,207
===================================================================================================================================
Wyoming--1.3%           AAA       Aaa      1,000   Wyoming Building Corporation Revenue Bonds,
                                                   5.50% due 10/01/2022 (a)                                                   1,031
===================================================================================================================================
Total Investments (Cost--$75,140)--101.2%                                                                                    79,779

Liabilities in Excess of Other Assets--(1.2%)                                                                                  (939)
                                                                                                                            -------
Net Assets--100.0%                                                                                                          $78,840
                                                                                                                            =======
===================================================================================================================================

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(g)   FHA Insured.
(h)   FNMA Collateralized.
(i)   FSA Insured.
(j)   Prerefunded.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2001

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of September 30, 2001

Assets:       Investments, at value (identified cost--$75,139,805) .....................                      $ 79,778,821
              Cash .....................................................................                            56,833
              Interest receivable ......................................................                         1,305,057
              Prepaid expenses and other assets ........................................                            23,274
                                                                                                              ------------
              Total assets .............................................................                        81,163,985
                                                                                                              ------------
==========================================================================================================================
Liabilities:  Payables:
                Securities purchased ...................................................     $  2,198,411
                Dividends to shareholders ..............................................           38,978
                Investment adviser .....................................................           29,380        2,266,769
                                                                                             ------------
              Accrued expenses and other liabilities ...................................                            56,748
                                                                                                              ------------
              Total liabilities ........................................................                         2,323,517
                                                                                                              ------------
==========================================================================================================================
Net Assets:   Net assets ...............................................................                      $ 78,840,468
                                                                                                              ============
==========================================================================================================================
Capital:      Common Stock, par value $.10 per share; 150,000,000 shares authorized;
              8,079,388 shares issued and outstanding ..................................                      $    807,939
              Paid-in capital in excess of par .........................................                        74,515,276
              Undistributed investment income--net .....................................                           337,807
              Accumulated realized capital losses on investments--net ..................                        (1,459,570)
              Unrealized appreciation on investments--net ..............................                         4,639,016
                                                                                                              ------------
              Total capital--Equivalent to $9.76 net asset value per share of
              Common Stock (market price--$8.92) .......................................                      $ 78,840,468
                                                                                                              ============
==========================================================================================================================

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2001

Statement of Operations for the Year Ended September 30, 2001

Investment Income:  Interest and amortization of premium and discount earned ..                  $4,380,413
===========================================================================================================
Expenses:           Investment advisory fees ..................................     $386,415
                    Accounting services .......................................       63,612
                    Professional fees .........................................       60,560
                    Transfer agent fees .......................................       38,437
                    Directors' fees and expenses ..............................       33,021
                    Printing and shareholder reports ..........................       22,049
                    Listing fees ..............................................       10,500
                    Pricing fees ..............................................        7,856
                    Custodian fees ............................................        5,447
                    Other .....................................................       15,528
                                                                                    --------
                    Total expenses ............................................                     643,425
                                                                                                 ----------
                    Investment income--net ....................................                   3,736,988
                                                                                                 ----------
===========================================================================================================
Realized &          Realized gain on investments--net .........................                     982,726
Unrealized Gain on  Change in unrealized appreciation on investments--net .....                   2,810,611
Investments--Net:                                                                                ----------
                    Net Increase in Net Assets Resulting from Operations ......                  $7,530,325
                                                                                                 ==========
===========================================================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                          September 30,
                                                                                                 ------------------------------
Increase (Decrease) in Net Assets:                                                                   2001              2000
===============================================================================================================================
Operations:         Investment income--net .................................................     $  3,736,988      $  3,741,309
                    Realized gain (loss) on investments--net ...............................          982,726        (1,958,173)
                    Change in unrealized appreciation/depreciation on investments--net .....        2,810,611         2,247,709
                                                                                                 ------------      ------------
                    Net increase in net assets resulting from operations ...................        7,530,325         4,030,845
                                                                                                 ------------      ------------
===============================================================================================================================
Dividends &         Investment income--net .................................................       (3,714,813)       (3,730,754)
Distributions to    In excess of realized gain on investments--net .........................               --          (158,897)
Shareholders:       Net decrease in net assets resulting from dividends and distributions        ------------      ------------
                    to shareholders ........................................................       (3,714,813)       (3,889,651)
                                                                                                 ------------      ------------
===============================================================================================================================
Net Assets:         Total increase in net assets ...........................................        3,815,512           141,194
                    Beginning of year ......................................................       75,024,956        74,883,762
                                                                                                 ------------      ------------
                    End of year* ...........................................................     $ 78,840,468      $ 75,024,956
                                                                                                 ============      ============
===============================================================================================================================
                   *Undistributed investment income--net ...................................     $    337,807      $    315,632
                                                                                                 ============      ============
===============================================================================================================================

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                For the Year Ended
from information provided in the financial statements.                                      September 30,
                                                                          -------------------------------------------------
Increase (Decrease) in Net Asset Value:                                     2001      2000      1999      1998       1997
===========================================================================================================================
Per Share           Net asset value, beginning of year .................  $  9.29   $  9.27   $  10.30   $ 10.02    $  9.77
Operating                                                                 -------   -------   --------   -------    -------
Performance:        Investment income--net .............................      .46       .46        .47       .50        .51
                    Realized and unrealized gain (loss) on
                    investments--net ...................................      .47       .04       (.84)      .43        .31
                                                                          -------   -------   --------   -------    -------
                    Total from investment operations ...................      .93       .50       (.37)      .93        .82
                                                                          -------   -------   --------   -------    -------
                    Less dividends and distributions:
                      Investment income--net ...........................     (.46)     (.46)      (.47)     (.50)      (.51)
                      Realized gain on investments--net ................       --        --       (.15)     (.15)      (.06)
                      In excess of realized gain on investments--net ...       --      (.02)      (.04)       --         --
                                                                          -------   -------   --------   -------    -------
                    Total dividends and distributions ..................     (.46)     (.48)      (.66)     (.65)      (.57)
                                                                          -------   -------   --------   -------    -------
                    Net asset value, end of year .......................  $  9.76   $  9.29   $   9.27   $ 10.30    $ 10.02
                                                                          =======   =======   ========   =======    =======
                    Market price per share, end of year ................  $  8.92   $8.1875   $   8.00   $9.8125    $  9.50
                                                                          =======   =======   ========   =======    =======
===========================================================================================================================
Total Investment    Based on market price per share ....................   14.84%     8.79%    (12.58%)   10.55%     15.73%
Return:*                                                                  =======   =======   ========   =======    =======
                    Based on net asset value per share .................   10.74%     6.53%     (3.49%)   10.02%      9.33%
                                                                          =======   =======   ========   =======    =======
===========================================================================================================================
Ratios to Average   Expenses ...........................................     .83%      .79%       .78%      .77%       .78%
Net Assets:                                                               =======   =======   ========   =======    =======
                    Investment income--net .............................    4.84%     5.06%      4.74%     4.96%      5.15%
                                                                          =======   =======   ========   =======    =======
===========================================================================================================================
Supplemental        Net assets, end of year (in thousands) .............  $78,840   $75,025   $ 74,884   $83,255    $80,963
Data:                                                                     =======   =======   ========   =======    =======
                    Portfolio turnover .................................   66.75%    71.12%     71.48%    53.14%     73.22%
                                                                          =======   =======   ========   =======    =======
===========================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the

MuniInsured Fund, Inc.                                        September 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $46,183 decrease to the cost of securities and a corresponding $46,183 increase to net unrealized appreciation, based on debt securities held as of September 30, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended September 30, 2001, the Fund reimbursed FAM an aggregate of $26,115 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2001, were $49,669,547 and $50,698,785, respectively.

Net realized gains for the year ended September 30, 2001 and net unrealized gains as of September 30, 2001, were as follows:

--------------------------------------------------------------------------------
                                                          Realized    Unrealized
                                                           Gains        Gains
--------------------------------------------------------------------------------
Long-term investments ..........................          $982,726    $4,639,016
                                                          --------    ----------
Total ..........................................          $982,726    $4,639,016
                                                          ========    ==========
--------------------------------------------------------------------------------

As of September 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $4,639,016, of which $4,728,331 related to appreciated securities and $89,315 related to depreciated securities. The aggregate cost of investments at September 30, 2001 for Federal income tax purposes was $75,139,805.

4. Common Stock Transactions:

At September 30, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended September 30, 2001 and September 30, 2000 remained constant.

5. Capital Loss Carryforward:

At September 30, 2001, the Fund had a net capital loss carryforward of approximately $1,157,000, of which $854,000 expires in 2008 and $303,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On October 4, 2001 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.037976 per share, payable on October 30, 2001 to shareholders of record as of October 16, 2001.

MuniInsured Fund, Inc.                                        September 30, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the custodian and broker; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 1, 2001

MuniInsured Fund, Inc.                                        September 30, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

QUALITY PROFILE

The quality ratings of securities in the Fund as of September 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     89.1%
AA/Aa .............................................................      7.5
Other+ ............................................................      4.6
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

MuniInsured Fund, Inc.                                        September 30, 2001

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniInsured Fund, Inc.                                        September 30, 2001

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Walter Mintz, Director of MuniInsured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol

MIF

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniInsured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[Recycled LOGO] Printed on post-consumer recycled paper             #10662--9/01